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                                  EXHIBIT 23.4
                        CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 22, 1999, in Amendment No. 1, with respect to the consolidated financial statements of USINTERNETWORKING, Inc., included in the registration statement (Form S-1 No. 33-70717) and related Prospectus of USINTERNETWORKING, Inc. dated January 22, 1999.



                                              /s/ Ernst & Young LLP



Baltimore, Maryland



January 22, 1999